UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12



                       THE INTERGROUP CORPORATION
               ----------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No.:
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

                          THE INTERGROUP CORPORATION
                               820 MORAGA DRIVE
                          LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500
                              ___________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FEBRUARY 18, 2009

To the Shareholders of The InterGroup Corporation:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation ("InterGroup" or the "Company") for the fiscal year ended June 30, 2008, will be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on February 18, 2009 at 2:30 P.M. for the following purposes:

    (1) To elect one Class C Director to serve until the fiscal 2011 Annual Meeting and until his or her successor shall have been duly elected and qualified;

    (2) To ratify the retention of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009;

    (3)  To approve The InterGroup Corporation 2008 Restricted Stock Unit Plan;
         and

    (4) To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

    The Board of Directors has fixed the close of business on January 9, 2009 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

    The Company's Annual Report for the fiscal year ended June 30, 2008 accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.

                                          By Order of the Board of Directors,



                                          Gary N. Jacobs
                                          Secretary
Los Angeles, California
January __, 2009


YOUR PROXY IS IMPORTANT WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE PROVIDED. RETURN THE PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY ALWAYS REVOKE YOUR PROXY AND VOTE IN PERSON.

-------------------------------------------------------------------------------
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on February 18, 2009. The Company's Proxy Statement and Annual Report to Shareholders for the fiscal year ended June 30, 2008 are also available on the Company's website at www.intgla.com

                          THE INTERGROUP CORPORATION
                              820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500

                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 18, 2009

The Board of Directors of The InterGroup Corporation ("InterGroup" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with its fiscal 2008 Annual Meeting of Shareholders to be held on February 18, 2009 or at any adjournments thereof. Only shareholders of record at the close of business on January 9, 2009 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on January 9, 2009. As of January 9, 2009, there were outstanding 2,363,273 shares of common stock, par value $.01 per share (the "Common Stock"). Of the total 2,363,273 shares outstanding, a majority, or 1,181,637 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors and ratify the selection of the Company's independent registered public accounting firm. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve The InterGroup Corporation 2008 Restricted Stock Unit Plan.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) FOR the election of the Board nominee for Class C Director for a three-year term expiring at the fiscal 2011 Annual Meeting of Shareholders; (2) FOR ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009; and (3) FOR approval of The InterGroup Corporation 2008 Restricted Stock Unit Plan.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 23, 2009. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 Proposal No. 1

                         ELECTION OF CLASS C DIRECTOR

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members. The exact number of Directors is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one or more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class C Director expires at the fiscal 2008 Annual Meeting to be held on February 18, 2009. The Board has proposed John C. Love as the Class C Director to serve until the fiscal 2011 Annual Meeting and until the election and qualification of his successor. The Board of Directors has been informed that the nominee has consented to being named as nominee and is willing to serve as a Director if elected. However, if the nominee should be unable, or declines to serve, it is intended that the proxies will be voted for such other person as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the person's name therein will vote FOR the election of this nominee. Election requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.


                    DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

                         Position with
    Name                  the Company         Age      Term to Expire
------------------     ------------------     ---     -----------------
Class A Directors:

John V. Winfield      Chairman of the Board;   62    Fiscal 2009 Annual Meeting
(1)(4)(6)(7)          President and Chief
                      Executive Officer
Josef A. Grunwald
(2)(3)(5)(7)          Director and Vice        60    Fiscal 2009 Annual Meeting
                      Chairman of the Board

Class B Directors:

Gary N. Jacobs
(1)(2)(5)(6)(7)       Secretary; Director      63   Fiscal 2010 Annual Meeting

William J. Nance (1)
(2)(3)(4)(6)(7)       Director                 64   Fiscal 2010 Annual Meeting

Class C Director:

John C. Love          Director                 68   Fiscal 2008 Annual Meeting
(3)(4)

Other Executive
Officers:

David C. Gonzalez     Vice President           41      N/A
                      Real Estate

David T. Nguyen       Treasurer and            35      N/A
                      Controller

Michael G. Zybala     Assistant Secretary      56      N/A
                      And Counsel
------------------

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7)  Member of the Special Strategic Options Committee


Business Experience:

 The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth") both public companies.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987 and named Vice Chairman on January 30, 2002. Mr. Grunwald is also a Director of Portsmouth.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance was first elected to the Board in 1984. He served as the Company's Chief Financial Officer from 1987 to 1990 and as Treasurer from 1987 to June 2002. Mr. Nance is also a Director of Santa Fe and Portsmouth. Mr. Nance also serves as a director of Goldspring, Inc., a public company.

Gary N. Jacobs -- Mr. Jacobs was appointed to the Board and as Secretary in 1998. Mr. Jacobs is Executive Vice President, General Counsel, Secretary and a Director of MGM MIRAGE (NYSE: MGM) and has held those positions since 2000.

John C. Love -- Mr. Love was appointed to the Board in 1998. Mr. Love is an international hospitality and tourism consultant and a hotel broker. He was formerly a partner in the national CPA and consulting firm of Pannell Kerr Forster. He is Chairman Emeritus of the Board of Trustees of Golden Gate University in San Francisco. Mr. Love is also a Director of Santa Fe and Portsmouth.

David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 20 years, Mr. Gonzalez has served in numerous capacities with the Company, including Controller and Director of Real Estate.

David T. Nguyen - Mr. Nguyen was appointed as Treasurer of the Company on February 26, 2003. Mr. Nguyen also serves as Treasurer of Santa Fe and Portsmouth, having been appointed to those positions on February 27, 2003. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen served as the Company's Controller from 1999 to 2001 and from 2003 to the present.

Michael G. Zybala -- Mr. Zybala was appointed Vice President Operations and Assistant Secretary of the Company on January 27, 1999 and served as Vice President Operations until July 15, 2002. Mr. Zybala is an attorney at law and has served as legal counsel the Company since 1999. Mr. Zybala is also the Vice President and Secretary of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978.

Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.


                     BOARD AND COMMITTEE INFORMATION

InterGroup's common stock is listed on the NASDAQ Capital Market tier of the NASDAQ Stock Market LLC ("NASDAQ"). InterGroup is a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC").

The Board of Directors of InterGroup currently consists of five members. With the exception of the Company's President and CEO, John V. Winfield, all of InterGroup's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Board of Directors held four meetings during the 2008 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2008 Fiscal Year. The independent directors also meet in executive session at least two times per year.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company's directors attended the fiscal 2007 annual meeting of shareholders.

Committees:

The Company has an Executive Committee that meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held two meetings (in person, telephonically or by written consent) during the 2008 Fiscal Year.

The Company's Administrative and Compensation Committee (the "Compensation Committee") is comprised of three "independent" members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. Mr. Nance serves as Chairman of the Compensation Committee. The Company has not established a charter for the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the Company's Chief Executive Officer and other executive officers, including equity or performance based compensation and plans. The Compensation Committee seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Compensation Committee may also make recommendations to the Board of Directors as to the amount and form of director compensation. The Compensation Committee has not engaged any compensation consultants in determining the amount or form of executive of director compensation, but does review and monitor published compensation surveys and studies. The Compensation Committee may delegate to the Company's Chief Executive Officer the authority determine the compensation of certain executive officers. The Compensation Committee held two meetings (in person, telephonically or by written consent) during the 2008 Fiscal Year. The Compensation Committee also oversees the Company's Stock Option Plans and the 2007 Stock Compensation Plan for Non-Employee Directors.

The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This Committee held six meetings (in person, telephonically or by written consent) during the 2008 Fiscal Year. The Real Estate Investment Committee reviews and considers potential acquisitions, dispositions, and financings of properties.

The Company's Nominating Committee is comprised of two "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Company has not established a charter for the Nominating Committee and the Committee has no policy with regard to consideration of any director candidates recommended by security holders. As a Smaller Reporting Company whose directors own in excess of sixty percent of the voting shares of the Company, InterGroup has not deemed it appropriate to institute such a policy. Mr. Grunwald is the Chairman of the Nominating Committee. The Committee held one meeting during the 2008 Fiscal Year

The Company's Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Committee's Chairman is Mr. Winfield. This committee held four meetings (in person, telephonically or by written consent) during the 2008 Fiscal Year.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no formal meetings during the 2008 Fiscal Year, but its members consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Company is a Smaller Reporting Company under SEC rules. The Company's Audit Committee is currently comprised of three members: Directors Nance (Chairperson), Grunwald and Love, each of who meet the independence requirements of the SEC and NASDAQ as modified or supplemented from time to time. Directors Nance and Love also meet the Audit Committee Financial Expert requirement as defined by the SEC and NASDAQ. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the financial reporting process, the annual independent audit of the Company's financial statements, reviewing the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee is also responsible for the selection and retention of the Company's independent auditors. The Audit Committee held six meetings during the 2008 Fiscal Year.

The Company's Board of Directors has adopted a written charter for the Audit Committee, which is reviewed on an annual basis. A copy of that written charter, as amended, is attached as Appendix A to this proxy statement.

                        EXECUTIVE COMPENSATION


Executive Officers Compensation

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company's principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company and its subsidiaries for each of the Company's last two completed fiscal years ended
June 30, 2008 and June 30, 2007.   There are currently no employment contracts
with the executive officers and no stock awards, long-term compensation, options or stock appreciation rights were granted to any of the named executive officers during the last two fiscal years.


                         SUMMARY COMPENSATION TABLE

                              Fiscal                                All Other
Name and Principal Position    Year     Salary        Bonus       Compensation     Total
---------------------------    ----   ----------    ----------   ------------   ------------
John V. Winfield               2008   $522,000(1)   $      -      $166,000(2)    $ 688,000
Chairman, President and        2007   $522,000(1)   $      -      $153,000(2)    $ 675,000
Chief Executive Officer

David C. Gonzalez              2008   $180,000      $      -      $      -       $ 180,000
Vice President                 2007   $180,000      $      -      $      -       $ 180,000
Real Estate

David T. Nguyen                2008   $180,000(3)   $      -      $      -       $ 180,000
Treasurer and                  2007   $180,000(3)   $      -      $      -       $ 180,000
Controller

Michael G. Zybala              2008   $138,000(4)   $      -      $      -       $ 138,000
Asst. Secretary                2007   $162,000(4)   $      -      $      -       $ 162,000
and Counsel
---------------------------

(1) Mr. Winfield also serves as President and Chairman of the Board of the Company's subsidiary, Santa Fe, and Santa Fe's subsidiary, Portsmouth. Mr. Winfield received a salary from Santa Fe and Portsmouth in the aggregate amount of $255,000 from those entities for each of fiscal years 2008 and 2007, as well as director's fees totaling $12,000 for each year. Those amounts are included in this item.

(2) Amounts include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $29,000 and $23,000 during fiscal years 2008 and 2007, respectively. The amount of compensation related to the assistant was approximately $52,000 and $42,000 during fiscal years 2008 and 2007, respectively. During fiscal 2008 and 2007, the Company and its subsidiaries also paid annual premiums in the total amount of $85,000 for split dollar whole life insurance policies owned by, and the beneficiary of which are, a trust for the benefit of Mr. Winfield's family. Of the $85,000 in premiums paid each year, Santa Fe and Portsmouth paid $43,000 of that amount. The Company has a secured right to receive, from any proceeds of the policies, reimbursement of all premiums paid prior to any payment to the beneficiary.

(3) Mr. Nguyen's salary is allocated approximately 50% to the Company and 50% to Santa Fe and Portsmouth.

(4) For fiscal 2008, this amount includes $94,800 in salary and Special Hotel Committee fees allocated to and paid by Portsmouth and $16,200 in salary allocated to Santa Fe. For fiscal 2007, this amount includes $118,800 in salary and Special Hotel Committee fees allocated to Portsmouth and $16,200 in salary allocated Santa Fe.

On July 18, 2003, the disinterested members of the respective Boards of Directors of the Company's subsidiary, Santa Fe and Santa Fe's subsidiary, Portsmouth, established a performance based compensation program for the Company's CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the securities portfolios of those companies. On January 12, 2004, the disinterested members of the Securities Investment Committee of InterGroup also established a performance based compensation program for Mr. Winfield, which was ratified by the Board of Directors. The Company's previous experience and results with outside money managers was not acceptable.
Pursuant to the criteria established the Board of Directors, Mr. Winfield is entitled to performance compensation for his management of the securities portfolios of the Company and its subsidiaries equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published by the Wall Street Journal) plus 2%. Compensation amounts are earned, calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the companies have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be modified or terminated at the discretion of the respective Boards of Directors. No performance based compensation was earned or paid for fiscal years ended June 30, 2008 or 2007.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. Since InterGroup, Santa Fe and Portsmouth are each public companies, the $1,000,000 limitation applies separately to the compensation paid by each entity. For fiscal years 2008 and 2007 no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.

Outstanding Equity Awards at Fiscal Year End.

The following table sets forth information concerning unexercised options for each named executive officer outstanding as of the end of the Company's last competed fiscal year ended June 30, 2008. There were no stock awards issued or outstanding to any named executive officer.


             Outstanding Equity Awards at Fiscal Year End

                     Number of           Number of
                     securities          securities
                     underlying          underlying
                     unexercised         unexercised        Option         Option
                     options(#)          options(#)         exercise      expiration
  Name               exercisable        unexercisable       price($)        date
--------             -----------        -------------       --------     -----------
John V. Winfield      225,000                  -            $ 7.92        12/21/2008

David C. Gonzalez      10,500              4,500(1)         $13.17        01/30/2011
-----------------

(1) Mr. Gonzalez's options vest at a rate of 2,250 shares per year on each January 31 for the next two years.

EQUITY COMPENSATION PLANS

As of its fiscal year ended June 30, 2008, the Company had two equity compensation plans, each of which was approved by the Company's shareholders. Set forth below is a summary of those plans.

1998 Stock Option Plan for Selected Key Officers, Employees and Consultants

On December 8, 1998, the Board of Directors of the Company adopted, subject to shareholder approval and ratification, a 1998 Stock Option Plan for selected key officers, employees and consultants (the "Key Employee Plan"). The Key Employee Plan was ratified by the stockholders on January 27, 1999.

The stock to be offered under the Key Employee Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Key Employee Plan shall not exceed 300,000 shares (adjusted for stock split). The Key Employee Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Key Employee Plan shall have been acquired through the exercise of options granted under the Key Employee Plan; (ii) 10 years after the date of adoption of the Key Employee Plan by the Board; or (iii) such other date that the Board may determine.

The Key Employee Plan is administered by a Committee appointed by the Board of Directors which consists of two or more disinterested persons within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Persons eligible to receive options under the Key Employee Plan shall be employees who are selected by the Committee. In determining the Employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the duties of the respective employee, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and other factors as it deems relevant in connection with accomplishing the purposes of the Key Employee Plan. An employee who has been granted an option may be granted an additional option or options as the Committee shall so determine.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall not exceed 10 years from the date on which the option is granted. The vesting schedule for the options and the method or time that when the option may be exercised in whole or in part shall be determined by the Committee. However, in no event shall an option be exercisable within six months of the date of grant in the case of an optionee subject to Section 16(b) of the Exchange Act. Subject to certain exceptions, the option shall terminate six months after the optionee's employment with the Company terminates. No options to purchase shares were granted pursuant to the Key Employee Plan during fiscal 2008. The Key Employee plan expired on December 7, 2008; however, any outstanding options issued under the Key Employee Plan remain effective in accordance with their terms.


1998 Stock Option Plan for Non-Employee Directors

On December 8, 1998, the Board of Directors of the Company adopted, subject to shareholder approval and ratification, a 1998 Stock Option Plan for Non-Employee Directors (the "1998 Director Plan"). The stockholders ratified that plan on January 27, 1999.

The stock offered under the 1998 Director Plan was shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the 1998 Director Plan were not to exceed 150,000 shares (adjusted for March 31, 2003 stock split).

Since all options authorized to be issued under the 1998 Director Plan were exhausted in fiscal 2006, the Plan was terminated upon shareholder approval, and Board adoption, of the 2007 Stock Compensation Plan for Non-Employee Directors described below; however, any outstanding options under the Plan remain effective in accordance with their terms.

2007 Stock Compensation Plan for Non-Employee Directors

On February 21, 2007, the shareholders of the Company approved The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors (the "2007 Plan"), which was thereafter adopted by the Board of Directors. The 2007 Plan will terminate upon the earlier of the date all shares reserved for issuance have been awarded or February 21, 2017, if not sooner terminated by the Board upon recommendation by the Compensation Committee.

The stock to be available for issuance under the 2007 Plan shall be unrestricted shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, a maximum of 60,000 shares (subject to changes in capitalization or other adjustments for corporate changes) of the Common Stock will be available for issuance to participants under the 2007 Plan.

All non-employee directors are eligible to participate in the 2007 Plan. Each non-employee director as of the adoption date of the 2007 Plan shall be granted an award of 600 unrestricted shares of the Company's Common Stock. On each July 1 following the adoption date of the 2007 Plan, each non-employee director shall receive an automatic grant of a number of shares of Company's Common Stock equal in value to $18,000 based on 100% of the fair market value (as defined) of the Common Stock on the date of grant, provided he or she holds such position on that date and the number of shares of Common Stock available for grant under the 2007 Plan is sufficient to permit such automatic grant. Any fractional shares resulting from such grant will be rounded up to next highest whole share. All stock awards to non-employee directors will be fully vested on the date of grant. The dollar amount of the annual grant is subject to further adjustment by the Board of Directors upon recommendation by the Compensation Committee.

The stock awards granted under the 2007 Plan are shares of unrestricted Common Stock and are fully vested on the date of grant. The right of the non-employee director to receive his or her annual grant of Common is personal to the director and is not transferable. Once received, shares of Common Stock awarded to the non-employee director are freely transferable subject to any requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On June 28, 2007, Company filed a registration statement on Form S-8 to register the shares subject to the 2007 Plan and the Company's two stock option plans.

Upon recommendation of the Compensation Committee, the Board may, at any time and from time to time and in any respect, amend or modify the 2007 Plan. The Board must obtain stockholder approval of any material amendment to the 2007 Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the 2007 Plan or any award agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the 2007 Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

For the fiscal year ended June 30, 2008, the four non-employee directors of the Company, Josef A. Grunwald, Gary N. Jacobs, John C. Love and William J. Nance, each received a grant of 987 shares of Common Stock pursuant to the 2007 Plan.

                          DIRECTOR COMPENSATION

                        Fees
                       Earned
                       or Paid        Stock        All Other
     Name             in Cash(1)     Awards(2)    Compensation      Total
-----------------     ---------     ----------    ------------     -------

Josef A. Grunwald     $22,000(3)      $18,000              -       $40,000

Gary N. Jacobs        $16,000         $18,000              -       $34,000

John C. Love          $66,000(4)      $18,000              -       $84,000

William J. Nance      $68,000(5)      $18,000              -       $86,000

John V. Winfield(6)
--------------

(1) Amounts shown include board retainer fees, committee fees and meeting fees.

(2) Amounts shown reflect value of 987 shares of Common Stock awarded on July 2, 2007 pursuant to the 2007 Stock Compensation Plan for Non-Employee Directors based on closing price of the Company's Common Stock of $18.24 on June 29, 2007.

(3) Mr. Grunwald also serves as a director of the Company's subsidiary, Portsmouth. This amount includes $6,000 in regular board fees paid to Mr. Grunwald by Portsmouth.

(4) Mr. Love also serves as a director of the Company's subsidiaries, Santa
    Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight its Hotel asset.

(5) Mr. Nance also serves as a director of the Company's subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight its Hotel asset.

(6) As Chief Executive Officer, the Company's Chairman, John Winfield, was not paid any board, committee or meetings fees. Mr. Winfield did receive a a total of $12,000 in regular board fees from the Company's subsidiaries, which is reported on the Summary Compensation Table.


Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors or any change in control arrangements.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2008 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 9, 2009, certain information with respect to the beneficial ownership of Common Stock of the Company owned by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.


Name and Address of           Amount and Nature
Beneficial Owner (1)         of Beneficial Owner(2)     Percentage(3)
--------------------        ----------------------     -------------

John V. Winfield               1,388,953                    57.7%

Josef A. Grunwald                129,588(3)                  5.4%

William J. Nance                  57,524(3)                  2.4%

Gary N. Jacobs                    26,502(3)(4)               1.1%

John C. Love                      23,127(3)                  1.0%

David C. Gonzalez                 28,500(5)                  1.2%

Michael G. Zybala                      0                       *

David T. Nguyen                        0                       *

All Directors and
Executive Officers as a
Group (9 persons)              1,654,194                    67.3%
------------------
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated, the address for the persons listed is 820 Moraga Drive, Los Angeles, CA 90049.

(2) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Percentages are calculated on the basis of 2,363,273 shares of Common Stock outstanding at January 9, 2009, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. The following options are included in director's shares:
Josef A. Grunwald-20,400; William J. Nance-20,400; Gary N. Jacobs-20,400; John
C. Love-20,400.

(4) Other than his options, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(5) Includes 12,750 shares of which Mr. Gonzalez has the right to acquire pursuant to options.


As of January 9, 2009 the number of holders of record of the Company's Common Stock was approximately 705. Such number of owners was determined from the Company's shareholders records and does not include beneficial owners of the Company's Common Stock whose shares are held in names of various brokers, clearing agencies or other nominees. Including beneficial holders, there are approximately 1,100 shareholders of the Company's Common Stock.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 4, 1998, the Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2007 and 2006, the Company paid annual premiums in the amount of approximately $85,000 for the split dollar insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company's Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote his 4.0% interest in the outstanding shares of the Santa Fe common stock.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest.

The Company, its subsidiary Santa Fe and Santa Fe's subsidiary, Portsmouth, have established performance based compensation programs for Mr. Winfield's management of the securities portfolios of those companies. The performance based compensation program was approved by the disinterested members of the respective Boards of Directors of the Company and its subsidiaries. No performance bonus compensation was paid to Mr. Winfield for the fiscal years ended June 30, 2008 and 2007.


Director Independence

InterGroup's common stock is listed on the NASDAQ Capital Market tier of the NASDAQ Stock Market LLC ("NASDAQ"). InterGroup is a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC"). The Board of Directors of InterGroup currently consists of five members. With the exception of the Company's President and CEO, John V. Winfield, all of InterGroup's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. There are no members of the Company's compensation, nominating or audit committees that do not meet those independence standards.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF JOHN C. LOVE AS CLASS C DIRECTOR OF THE COMPANY.

                                 PROPOSAL NO. 2

                       RATIFICATION OF THE APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009. Burr, Pilger & Mayer LLP has served as the Company's independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

On October 23, 2007, the Audit Committee of the Board of Directors recommended and approved the dismissal of PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm. PWC served as the independent registered accounting firm engaged to audit the Company's financial statements for its fiscal year ended June 30, 2007. On October 23, 2007, the Audit Committee engaged and appointed Burr, Pilger & Mayer LLP ("BPM") as the Company's new independent registered accounting firm.

The reports of PWC on the financial statements of the Company for the fiscal year ended June 30, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal year ended June 30, 2007 and through October 23, 2007, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B), if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in their reports on the Company's financial statements for such years. During the fiscal year ended June 30, 2007 and through October 23, 2007, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided PWC with a copy of the above disclosures and requested that PWC furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. PWC furnished a letter confirming that it agreed with the statements made by the Company.

During fiscal year ended June 30, 2007 and through October 23, 2007, there were no consultations with BPM on any matters described in Item 304(a)(2)(i) and
Item 304(a)(2)(ii) of Regulation S-B.

BPM serves as the auditors of the Justice Investors limited partnership ("Justice" or the Partnership"). Due to the consolidation of the financial statements of Justice into those of the Company, effective July 1, 2006, the Audit Committee believed that the engagement of BPM would promote greater efficiencies and savings for the Company, especially since the hotel owned by the Partnership is now the major asset and operating entity on the Company's financial statements.

We expect that a representative of Burr Pilger & Mayer LLP will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                         AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent registered public accounting firm; review and appraise the audit efforts of the Company's independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2008, the Company retained Burr, Pilger & Mayer LLP as its independent registered public accounting firm to provide audit and audit related services. There were no fees paid for non-audit services.

The Audit Committee reviewed and discussed the audited financial statements with management and Burr, Pilger & Mayer LLP and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principals. The discussions with Burr, Pilger & Mayer LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by SAS No. 90 with respect to quarterly financial statements. The Audit Committee has also received the written disclosures and the letter from Burr, Pilger & Mayer LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with Burr, Pilger & Mayer LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and Burr, Pilger & Mayer LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008 for filing with the Securities and Exchange Commission.


                            THE AUDIT COMMITTEE:
                        WILLIAM J. NANCE, CHAIRPERSON
                                JOHN C. LOVE
                             JOSEF A. GRUNWALD

Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2008 and 2007 for professional services rendered by Burr, Pilger & Mayer, LLP (fiscal 2008) and PricewaterhouseCoopers LLP (fiscal 2007), the independent registered public accounting firms for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB or services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:


                                              Fiscal Year
                                       -------------------------
                                         2008             2007
                                       --------         --------
               Audit Fees              $277,000         $407,000
               Audit Related Fees             -                -
               Tax Fees                       -                -
               All Other Fees                 -                -
                                       --------         --------
                   TOTAL:              $277,000         $407,000
                                       ========         ========


Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firms' engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm's full-time permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                 PROPOSAL NO. 3

                   APPROVAL OF THE INTERGROUP CORPORATION
                   2008 RESTRICTED STOCK COMPENSATION PLAN

     GENERAL. Based on the recommendation of the Compensation Committee, our Board of Directors adopted, subject to shareholder approval, a new equity compensation plan for its officers, directors and key employees on December 3, 2008, entitled, The InterGroup Corporation 2008 Restricted Stock Unit Plan (which we refer to as the Plan). At the same time the Board adopted the Plan, the holders of more than 65.2% of the outstanding common stock of the Company executed written consents in favor of the adoption of the Plan and have committed to vote in favor of the ratification of the 2008 Plan at this Annual Meeting of Shareholders. A majority of the outstanding shares of Common Stock are required to approve the Plan.

The Plan authorizes the Company to issue restricted stock units ("RSUs") as equity compensation to officers, directors and key employees of the Company on such terms and conditions established by the Compensation Committee. RSUs are not actual shares of the Company's common stock, but rather promises to deliver common stock in the future, subject to certain vesting requirements and other restrictions as may be determined by the Committee.

Our executive officers, directors and key employees have an interest in the proposal to approve the Plan since each is an eligible participant in such awards that may be granted under the Plan by the Compensation Committee. As of December 31, 2008, were five (5) directors and four (4) named executive officers that are eligible participants under the Plan.

A copy of the Plan is attached to this Proxy Statement as Appendix B and is hereby incorporated by reference. The following summary of the key provisions of the Plan is qualified in its entirety by reference to the attached Plan document.

     PURPOSE. The Plan was adopted, in part, to replace our 1998 Stock Option Plan for Non-Employee Directors and our 1998 Stock Option Plan for Key Officers and Employees (which we refer to as the Prior Plans). The Prior Plans expired on December 7, 2008. The purpose of the Plan is to provide a means whereby officers, directors and key employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become employees or serve as directors of the Company and to provide a means for such individuals to acquire and maintain stock ownership in the Company, thereby strengthening their concern for the welfare of the Company. The Plan will also provides flexibility for the Company to exchange RSUs for stock options granted under Prior Plans which will reduce the number of shares of common stock subject to equity awards, thereby reducing potential dilution to the Company's shareholders in the event of significant increases in the value of its common stock.

     EFFECTIVE DATE AND DURATION. The Plan became effective upon adoption by the Board of Directors on December 3, 2008; however, no RSUs that may be granted shall vest until the Plan is approved by the holders of a majority of the outstanding Common Stock of the Company. The Plan shall be rescinded and all equity compensation granted under the Plan shall be null and void unless within six months from the date of the adoption of the Plan it is approved by the shareholders of the Company. The Plan will terminate ten (10) years from December 3, 2008, unless terminated sooner by the Board of Directors. After the Plan is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with the Plan and their applicable terms and conditions.

     SHARES AVAILABLE FOR AWARDS; MAXIMUM AWARDS. The shares available for issuance under the Plan are shares of the Company's common stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, a maximum of 200,000 shares of the common stock will be available for issuance to participants under the Plan.

     AWARDS AUTHORIZED FOR ISSUANCE. The awards authorized for issuance are restricted stock units ("RSUs"), each of which represents a right to acquire one share of our common stock. RSUs are not actual shares of common stock but rather promises to deliver common stock in the future, subject to certain vesting requirements and restrictions as may be determined by the Compensation Committee. Holders of RSUs have no voting rights with respect to the underlying shares of common stock and holders are not entitled to receive any dividends until the RSUs vest and the shares are delivered. No awards of RSUs shall vest until at least six months after shareholder approval of the Plan.

     TRANFERABILITY. Awards of RSUs are personal to the participant and may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

     REGISTRATION OF SHARES. The shares to be delivered pursuant to the award of RSUs have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Following approval of the plan by the stockholders, the Company may, but shall not be obligated to, register the shares subject to the Plan by filing a registration statement on Form S-8 under the 1933 Act or any other applicable law. Shares of stock issued pursuant to the plan may bear an appropriate restrictive legend as determined by the Committee.

     ELIGIBILITY AND PARTICIPATION. Individuals eligible to participate in the Plan include all officers, directors, key employees and holders of awards from Prior Plans. Subject to the provisions of the Plan, the Compensation Committee may, from time to time, select from all eligible individuals, those individuals to whom awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each award. Presently there are five directors and four named executive officers that may be eligible participants under the Plan.

     ADMINISTRATION AND AUTHORITY. The Compensation Committee shall be responsible for administering the Plan. The Compensation Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any award agreement in connection with the Plan, to determine eligibility for awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, granting awards as an alternative to, or as the form of, payment for grants or rights earned or due under compensation plans or arrangements of the Company, including an exchange of awards granted under Prior Plans, construing any ambiguous provision of the Plan or any award agreement, and adopting modifications and amendments to the Plan or any award agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Subsidiaries operate. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the participants, the Company, and all other interested individuals.

     OTHER RESTRICTIONS. The Compensation Committee may impose such other conditions and/or restrictions on any RSUs granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each RSU, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, service time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, and/or holding requirements or sale restrictions placed on the shares by the Company upon vesting of RSUs.

     EXCHANGE PROGRAM. Under to the Plan, the Compensation Committee also has the power and authority to establish and implement an exchange program that would permit the Company to offer holders of awards issued under prior shareholder approved compensation plans to exchange certain options for new RSUs on terms and conditions to be set by the Committee. The exchange program is designed to increase the retention and motivational value of awards granted under Prior Plans. In addition, by exchanging options for RSUs, the Company will reduce the number of shares of common stock subject to equity awards, thereby reducing potential dilution to stockholders in the event of significant increases in the value of its common stock.

     AMENEDMENT AND DISCONTINUANCE. Upon recommendation of the Compensation Committee, the Board may amend or modify the Plan. The Board must obtain stockholder approval of any material amendment to the Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the Plan or any Award Agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief description of certain federal income tax consequences that will generally apply to awards issued under the Plan, based on current federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. Participants should not rely on this discussion for individual tax advice, as each participant's situation and the tax consequences of exercising awards and disposing of the underlying shares of common stock will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor.

In general, the recipient of restricted stock units will not recognize taxable income at the time of grant as long as the award is nontransferable and is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued services requirements or other conditions that must be satisfied before delivery of shares can occur. The recipient will generally recognize ordinary income when the substantial risk of forfeiture expires, or is removed, and the shares can be delivered. The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. On a subsequent sale of the shares, the recipient will recognize capital gain or loss equal to the difference between the sales price and the participant's adjusted basis in those shares, which will generally be the amount of income previously recognized by the participant.

     MISCELLANEOUS TAX ISSUES. Compensation to a participant who is an employee which results from awards under the Plan will constitute wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus will result in additional tax liability to the Company, generally with respect to each award at the time that such award is no longer subject to a substantial risk of forfeiture or becomes transferable. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     NEW PLAN BENEFITS. Pursuant to an exchange offer authorized by the Compensation Committee, a total of 5,812 RSUs were issued to four holders of Non-Employee Director stock options in exchange for a total of 36,000 stock options which were surrendered to the Company on December 7, 2008. The number of RSUs issued was determined by multiplying the number of options that were surrendered by the difference between the exercise price of the options surrendered ($8.00) and the closing price of the Company's common stock on December 5, 2008 of $9.54, with that product divided by the closing price of the common stock on December 5, 2009.

On December 15, 2008, the Compensation Committee authorized a similar exchange offer to the Company's Chief Executive Officer, John V. Winfield, respecting 225,000 stock options issued to him under the Key Officer and Employee Plan that were expire on December 21, 2008. Pursuant to that exchange offer, Mr. Winfield surrendered his 225,000 options to the Company on December 21, 2008 in exchange for 84,628 RSUs. The number of RSUs issued was based on an exercise price of the options surrendered of $7.917 and the closing price of the Company's common stock on December 19, 2008 of $12.69, using the same formula as the exchange offer to the holders of the Non-Employee Director options.

The following table sets forth certain information with respect to restricted stock units granted since December 3, 2008 through January 9, 2009 to (i) the Named Executives (as defined under "Executive Compensation"), (ii) all executive officers as a group, (iii) all non-executive directors as a group, and (iv) all non-executive officer employees as a group. The RSUs shown below are not necessarily indicative of the RSUs that may be granted in the future since the awards are discretionary and cannot be determined at this time.

                          NEW PLAN BENEFITS
                    2008 RESTRICTED STOCK UNIT PLAN

    Name and Position              Dollar Value(1)       Number of RSUs(2)
--------------------------         ---------------       -----------------
John V. Winfield, Chairman,           $952,065                84,628
  President and CEO
David C. Gonzalez, Vice                      -                     -
  President, Real Estate
David T. Nguyen, Treasurer                   -                     -
  and Controller (PFO)
Michael G. Zybala, Asst.                     -                     -
  Secretary & Counsel
All Executive Officers
  as a group (4 persons)              $962,065                84,628
All Non-Executive Directors
  as a group (4 persons)              $ 65,385                 5,812
Non-Executive Officer Employees              -                     -
  as a group (none)
---------------------

(1) Based on the closing price of the Company's common stock on January 5, 2009 of $11.25 per share.

(2) All grants of restricted stock units were made subject to shareholder approval of Proposal No. 3. No awards of RSUs can vest until at least six months after shareholder approval of the Plan and are subject to such other restrictions and conditions as may be determined by the Compensation Committee and set forth in the award agreement to be executed upon approval of the Plan.


BOARD RECOMMENDATION; INTEREST OF CERTAIN PERSONS

The Board of Directors believes that the Plan will provide a valuable benefit to the Company by enhancing its ability to attract and retain highly qualified officers, directors and employees. The Board adopted the Plan and has recommended that it be submitted to the shareholders at the Annual Meeting for their approval.

The Company's officers, directors and key employees have an interest in the proposal to adopt the Plan since each is an eligible participant in such awards that may be granted under the Plan by the Committee.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INTERGROUP CORPORATION 2008 RESTRICTED STOCK UNIT PLAN.

                             OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.


                           SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2009 Annual Meeting of Shareholders will be held on or around February 24, 2010. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2009 Annual Meeting must be received by the Company no later than October 24, 2009. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.

                        FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2008 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material.
A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 2008, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 820 Moraga Drive, Los Angeles, CA 90049. Such requests must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on January 9, 2009. The Company's Form 10-KSB and other public filings are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).


                                       By Resolution of the Board of Directors

                                       THE INTERGROUP CORPORATION

                                       Gary N. Jacobs
                                       Secretary
Dated:  Los Angeles, California
January __, 2009

                                 APPENDIX A

                        THE INTERGROUP CORPORATION
                          AUDIT COMMITTEE CHARTER
                      (As Amended on January 5, 2009)

Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the Company's independent registered public accounting firm is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the independent registered public accounting firm and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of at least three (3) "independent" directors that meet the composition requirements as defined by the rules of the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market LLC ("NASDAQ") as may be modified and supplemented from time to time. Accordingly, all of the members of the Committee will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.  Are not affiliates of the Company;

3. Do not receive any compensation from the Company other than in the capacity as director; and

4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will qualify as an audit committee financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the Company's independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the Company's independent registered public accounting firm and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Company's independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's independent registered public accounting firm is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the Company's independent registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with Company's independent registered public accounting firm the all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by SAS No.90, by auditors with audit committees.

     2. As a whole, or through the Committee chair, the Committee shall review with the Company's independent registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-Q or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the Company's independent registered public accounting firm annually a formal written statement delineating all relationships between the independent registered public accounting firm and the Company consistent with Independence Standards Board Standard No. 1;

     (b) discuss with the Company's independent registered public accounting firm any disclosed relationships or services which may impact that firm's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the Company's independent registered public accounting firm's report to satisfy itself of that firm's independence.

     5. The Committee shall have the sole authority to appoint or replace the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the Company's independent registered public accounting firm (including resolution of disagreements between management and the Company's independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accounting firm shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A
(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the Company's independent registered public accounting firm:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting.

     (c) Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the Company's independent registered public accounting firm, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     10. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     11. Establish regular and separate systems of reporting to the Committee by each of management, the independent registered public accounting firm, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of the financial statements.

     14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     15. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     16. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     17. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

                                APPENDIX B

                         THE INTERGROUP CORPORATION
                       2008 RESTRICTED STOCK UNIT PLAN

                                Article 1.

                     Establishment, Purpose and Duration

   1.1 Establishment. The InterGroup Corporation, a Delaware Corporation (hereinafter referred to as the "Company"), establishes a equity-based incentive compensation plan to be known as The InterGroup Corporation 2008 Restricted Stock Unit Plan (hereinafter referred to as the "Plan") as set forth in this document. This Plan permits the grant of Restricted Stock Units ("RSUs") to Officers, Directors and Key Employees of the Company.

   1.2 Purpose of this Plan. The purpose of this Plan is to provide a means whereby Officers, Directors and Key Employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors of the Company and to provide a means for such individuals to acquire and maintain stock ownership in the Company, thereby strengthening their concern for the welfare of the Company. The Plan will also provide flexibility for the Company to exchange RSUs for stock options granted under Prior Plans which will reduce the number of Shares of common stock subject to equity awards, thereby reducing potential dilution to the Company's shareholders in the event of significant increases in the value of its common stock.

   1.3 Effective Date. The Plan shall become effective upon adoption by the Board of Directors of the Company (the "Effective Date"); however, no RSUs that may be granted shall vest until the Plan is approved by the holders of a majority of the outstanding Common Stock of the Company present or represented and entitled to vote on the Plan at a stockholders' meeting or by written consent of the holders of a majority of the outstanding Common Stock. The Plan shall be rescinded and all equity compensation granted hereunder shall be null and void unless within six months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Common Stock of the Company.

   1.4 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions.

                               Article 2.

                              Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

   2.1 "Award" means, individually or collectively, a grant under this Plan of Restricted Stock Units, subject to the terms of this Plan.

   2.2 "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

   2.3 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

   2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

   2.5 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

   2.6 "Committee" means the Administrative and Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The Committee shall consist of at least three members that shall be appointed from time to time by, and shall serve at the discretion of, the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

   2.7 "Company" means The InterGroup Corporation, a Delaware corporation, and any successor thereto as provided in Article 11 herein.

   2.8 "Director" means any individual who is a member of the Board of Directors of the Company.

   2.9   "Effective Date" has the meaning set forth in Section 1.3.

   2.10 "Employee" means Officers, employees and consultants of the Company and/or its subsidiaries, as determined by the Committee from time to time.

    2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

   2.12 "Fair Market Value" or "FMV" means fair market value of a share of Common Stock on a given date, as determined by the Committee; provided, however, that if the Common Stock on such date is (i) traded on a tier of the NASDAQ Stock Market ("NASDAQ"), the Fair Market Value shall be the NASDAQ Official Closing Price ("NOCP") closing price of the Common Stock on such system; or (ii) traded on an established securities exchange, the Fair Market Value shall be the closing price of the Common Stock in the reported consolidated trading of such exchange. If there are no Common Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which the Common Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Common Stock, or if the Common Stock shall no longer be traded or listed as set forth above, the Fair Market Value of the Common Stock as of a particular date shall be determined under such method as shall be determined by the Committee.

   2.13 "Insider" means an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

   2.14 "Non-Employee Director" means a Director who is not an Employee of the Company or any of its subsidiaries.

   2.15 "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

   2.16 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code
Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

   2.17 "Performance Measures" means measures as described in Article 12 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

   2.18 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

   2.19 "Period of Restriction" means the period when Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 6.

   2.20   "Plan" means The InterGroup Corporation 2008 Restricted Stock Unit
Plan.

   2.21   "Plan Year" means the Company's fiscal year.

   2.22 "Prior Plans" means The InterGroup Corporation 1998 Stock Option Plan for Key Officers and Employees and The InterGroup Corporation 1998 Stock Option Plan for Non-Employee Directors.

   2.23 "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 6, except no Shares are actually awarded to the Participant on the date of grant.

   2.24 "Share" means a share of common stock of the Company, $.01 par value per share.

   2.25 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

                               Article 3.

                             Administration

   3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

   3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to, or as the form of, payment for grants or rights earned or due under compensation plans or arrangements of the Company, including an exchange of awards granted under Prior Plans, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 9, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Subsidiaries operate.

   3.3 Exchange Program. The Committee shall also have the power and authority to establish and implement an exchange program that would permit the Company to offer holders of awards issued under Prior Plans to exchange certain of their options for new RSUs on terms and conditions to be set by the Committee. The exchange program would be designed to increase the retention and motivational value of awards granted under Prior Plans. In addition, by exchanging options for RSUs, the Company will reduce the number of shares of common stock subject to equity awards, thereby reducing potential dilution to stockholders in the event of significant increases in the value of its common stock.

   3.4 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

                               Article 4.

               Shares Subject to this Plan and Maximum Awards

   4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under this Plan (the "Share Authorization") shall be two hundred thousand (200,000) Shares.

   4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, shall be available again for grant under this Plan. Moreover, if the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

   4.3 Adjustments in Authorized Shares. Notwithstanding the limitations set forth in Section 4.1, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan and in the number of shares of Common Stock to be granted under the Plan.

                               Article 5.

                     Eligibility and Participation

   5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees, Officers and Directors and holders of awards from Prior Plans.

   5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

                             Article 6.

                        Restricted Stock Units

   8.1 Grant of Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units are not actual Shares of the Company's common stock, but rather promises to deliver common stock in the future, subject to certain vesting requirements and restrictions as may be determined by the Committee.

   8.2 Restricted Stock Unit Agreement. Each Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine. No Awards of Restricted Stock Units shall vest until at least six months after shareholder approval of the Plan.

   8.3 Registration of Shares. The Shares to be delivered pursuant to the RSUs has not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Following ratification of the plan by the stockholders, the Company may, but shall not be obligated to, register the shares subject to the plan under the 1933 Act or any other applicable law. Shares of stock issued pursuant to the plan may bear an appropriate restrictive legend as determined by the Committee.

   8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, and/or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of Restricted Stock Units.

   8.5 Voting Rights. A Participant shall have no voting rights at any time with respect to any Restricted Stock Units granted hereunder.

   8.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company and/or its Subsidiaries, or services as a member of the Company's Board of directors, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

   8.7 Transferability of Restricted Stock Units. Restricted Stock Units are personal to the Participant and may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

                               Article 9.

                      Amendment and Discontinuance.

       Upon recommendation of the Committee, the Board may, at any time and from time to time and in any respect, amend or modify the Plan. The Board must obtain stockholder approval of any material amendment to the Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the Plan or any Award Agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

                               Article 10

                              Withholding

   10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

   10.2 Share Withholding. With respect to withholding required upon the lapse of restrictions on Restricted Stock Units, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                               Article 11.

                               Successors

       All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                               Article 12.

                           General Provisions

   12.1 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

   12.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   12.3 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   12.4 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

   12.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

   12.6 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of California, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

                             FORM OF PROXY

                         THE INTERGROUP CORPORATION
          This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of The InterGroup Corporation to be held on February 18, 2009 at 2:30 P.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 and the Proxy Statement in connection therewith each dated January 16, 2009; (b) appoints John V. Winfield and Gary
N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on January 9, 2009 at the Annual Meeting of Shareholders to be held on February 18, 2009 or at any adjournment thereof.


                   (Continued and to be signed on reverse side)

                        Annual Meeting of Shareholders Of
                          THE INTERGROUP CORPORATION

                              FEBRUARY 18, 2009

                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                 as possible.


    Please detach along perforated line and mail in the envelope provided.
----------------------------------------------------------------------------

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here [x]

1. Election of Class C Director

[ ] FOR THE NOMINEE           Nominee: John C. Love


[ ] WITHHOLD AUTHORITY
    FOR THE NOMINEE

2.  PROPOSAL TO APPROVE THE RETENTION             FOR       AGAINST   ABSTAIN
    OF BURR, PILGER & MAYER LLP AS
    AS THE COMPANY'S INDEPENDENT REGISTERED       [ ]         [ ]       [ ]
    PUBLIC ACCOUNTANTS

3.  PROPOSAL TO APPROVE THE INTERGROUP            FOR       AGAINST   ABSTAIN
    CORPORATION 2008 RESTRICTED STOCK
    UNIT PLAN                                     [ ]         [ ]       [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.


To change the address on your account, please check the box at the right
and indicate your new address in the address space above. Please note     [ ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________   Date: ____________

Signature of Shareholder _____________________   Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held by jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.